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                         TRANSAMERICA IDEX MUTUAL FUNDS

                          TA IDEX EVERGREEN HEALTH CARE

         SUPPLEMENT DATED MARCH 27, 2007 TO THE STATEMENT OF ADDITIONAL
                        INFORMATION DATED MARCH 1, 2007

The following supplements and amends certain information in the Statement of Additional Information on page B-8 of "Appendix B -- Portfolio Managers" regarding TA IDEX Evergreen Health Care. The following information is added to the section entitled "TA IDEX Evergreen Health Care and TA IDEX Evergreen International Small Cap":

         As of February 28, 2007, Robert Junkin, portfolio manager of TA IDEX Evergreen Health Care, also managed 2 other registered investment companies with combined assets of approximately $881 million1, and no other pooled investment vehicles or other accounts. None of these have an advisory fee based on the performance of the account.

1        As of February 28, 2007, the assets were managed by Walter McCormick, the interim portfolio manager of TA IDEX Evergreen Health Care. On March 19, 2007, Mr. Junkin was added as a co-portfolio manager of the fund. Effective April 2, 2007, Mr. Junkin will become the lead portfolio manager of the fund and Mr. McCormick will no longer manage the fund.

OWNERSHIP OF SECURITIES

Francis Claro, Walter McCormick and Robert Junkin do not beneficially own equity securities in the funds they manage, as of the date of this supplement.

Under the "Compensation" section, which lists the investment performance benchmarks by which each portfolio manager's bonus is determined, the following information is added:

PORTFOLIO MANAGER

Robert Junkin............................ Lipper Healthcare

                                      * * *

                         TA IDEX JPMORGAN MID CAP VALUE

The following information supplements, amends and replaces certain information in the Statement of Additional Information on page B-14 of "Appendix B -- Portfolio Managers" regarding TA IDEX JPMorgan Mid Cap Value. The first paragraph under the section entitled "TA IDEX JPMorgan Mid Cap Value" is hereby replaced as follows:

As of October 31, 2006, Jonathan Simon, portfolio manager of the fund, managed 13 other registered investment companies with total assets of approximately $11,539 million, 4 other pooled investment vehicles with total assets of approximately $2,519 million and 29 other accounts with total assets of approximately $3,653 million. Lawrence Playford, also a portfolio manager of the fund, managed 8 other registered investment companies with total assets of approximately $10,048 billion, 0 other pooled investment vehicles and 26 other accounts with total assets of approximately $3,559 million. Gloria Fu, also a portfolio manager of the fund, managed 7 other registered investment companies with total assets of approximately $9,821 million, 0 other pooled investment vehicles and 26 other accounts with total assets of approximately $3,559 million. None of these had an advisory fee based on the performance of the account.


             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE